                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                            -----------------------

               Date of Report (Date of earliest event reported):
                                 March 31, 2003


                        United States Steel Corporation
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                                   1-16811                                  25-1897152
        ---------------                        ------------------------                    -------------------
(State or other jurisdiction of                (Commission File Number)             (IRS Employer Identification No.)
         incorporation)

    600 Grant Street, Pittsburgh, PA                                                            15219-2800
---------------------------------------                                                         ----------
 (Address of principal executive offices)                                                       (Zip Code)

                                                    (412) 433-1121
                                          ------------------------------
                                          (Registrant's telephone number,
                                               including area code)


ITEM 5. OTHER EVENTS

United States Steel Corporation is filing the March 31, 2003 press release titled "U.S. Steel Settles Illinois Case."

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1   Press Release - "U.S. Steel Settles Illinois Case."


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United States Steel Corporation



By       /s/ Larry G. Schultz
         ---------------------------
         Larry G. Schultz
         Vice President and Controller



Dated:  March 31, 2003